Exhibit 99.2

CORRESP
© 2022 AeroVironment, Inc. – Proprietary Information Slide 1 October 5, 2022 INVESTOR DAY 2022 Beyond the Horizon

© 2022 AeroVironment, Inc. – Proprietary Information Slide 2 Today’s Agenda INVESTOR & ANALYST DAY // AGENDA DAY 2 TIME AGENDA ITEM LOCATION 7:00 AM BREAKFAST Sheraton - Marina Room 8:00 AM SHUTTLE BUS: SHERATON TO PETALUMA FACILITY Sheraton Parking Lot 8:15 AM SECURITY CHECK - IN MUAS Facility 8:45 AM WELCOME 9:00 AM AEROVIRONMENT TODAY & TOMORROW 9:30 AM FINANCIAL UPDATE 10:00 AM MEDIUM UNMANNED AIRCRAFT SYSTEMS (MUAS) UPDATE 10:30 AM BREAK 10:45 AM FACILITY TOUR 11:15 AM SMALL UNMANNED AIRCRAFT SYSTEMS (SUAS) UPDATE 11:45 AM TACTICAL MISSILE SYSMTE (TMS) UPDATE 12:15 PM LUNCH 12:30 PM Q&A PANEL 1:00 PM CLOSING REMARKS 1:15 PM SECURITY CHECK - OUT 1:30 PM SHUTTLE BUS: MUAS TO DEMO SITE MUAS Facility Parking Lot 2:00 PM DEMOS (DRINKS & SNACKS) Demo Airfield 4:00 PM SHUTTLE BUS: DEMO SITE TO HOTEL OCTOBER 5

© 2022 AeroVironment, Inc. – Proprietary Information Slide 3 Jonah Teeter - Balin Sr Director, Corporate Development & Investor Relations WELCOME!

© 2022 AeroVironment, Inc. – Proprietary Information Slide 4 WATCH THE VIDEO HERE

Safe Harbor Statement

Certain statements in this presentation may constitute "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words such as "believe," "anticipate," "expect," "estimate," "intend," "project," "plan," or words or phrases with similar meaning. Forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements.

Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the impact of our recent acquisitions of Arcturus UAV, Inc., Telerob GmbH and the Intelligent Systems Group of Progeny Systems Corp. and our ability to successfully integrate them into our operations; the risk that disruptions will occur from the transactions that will harm our business; any disruptions or threatened disruptions to our relationships with our distributors, suppliers, customers and employees, including shortages in components for our products; the ability to timely and sufficiently integrate international operations into our ongoing business and compliance programs; reliance on sales to the U.S. government and related to our development of HAPS UAS; availability of U.S. government funding for defense procurement and R&D programs; changes in the timing and/or amount of government spending; our ability to perform under existing contracts and obtain new contracts; risks related to our international business, including compliance with export control laws; potential need for changes in our long-term strategy in response to future developments; the extensive regulatory requirements governing our contracts with the U.S. government and international customers; the consequences to our financial position, business and reputation that could result from failing to comply with such regulatory requirements; unexpected technical and marketing difficulties inherent in major research and product development efforts; the impact of potential security and cyber threats or the risk of unauthorized access to our, our customers' and/or our suppliers' information and systems; changes in the supply and/or demand and/or prices for our products and services; increased competition; uncertainty in the customer adoption rate of commercial use unmanned aircraft systems; failure to remain a market innovator, to create new market opportunities or to expand into new markets; unexpected changes in significant operating expenses, including components and raw materials; failure to develop new products or integrate new technology into current products; unfavorable results in legal proceedings; our ability to respond and adapt to unexpected legal, regulatory and government budgetary changes, including those resulting from the ongoing COVID-19 pandemic, such as supply chain disruptions, vaccine mandates, the threat of future variants and potential governmentally-mandated shutdowns, quarantine policies, travel restrictions and social distancing, curtailment of trade, diversion of government resources to non-defense priorities, and other business restrictions affecting our ability to manufacture and sell our products and provide our services; our ability to comply with the covenants in our loan documents; our ability to attract and retain skilled employees; the impact of inflation; and general economic and business conditions in the United States and elsewhere in the world; and the failure to establish and maintain effective internal control over financial reporting. For a further list and description of such risks and uncertainties, see the reports we file with the Securities and Exchange Commission. We do not intend, and undertake no obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

For a further list and description of such risks and uncertainties, see the reports we file with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available at www.sec.gov or on our website at www.investor.avinc.com/financial-information. We do not intend, and undertake no obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise.

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© 2022 AeroVironment, Inc. – Proprietary Information

© 2022 AeroVironment, Inc. – Proprietary Information Slide 6 Where We’re at in Today’s Agenda INVESTOR & ANALYST DAY // AGENDA DAY 2 TIME AGENDA ITEM LOCATION 7:00 AM BREAKFAST Sheraton - Marina Room 8:00 AM SHUTTLE BUS: SHERATON TO PETALUMA FACILITY Sheraton Parking Lot 8:15 AM SECURITY CHECK - IN MUAS Facility 8:45 AM WELCOME 9:00 AM AEROVIRONMENT TODAY & TOMORROW 9:30 AM FINANCIAL UPDATE 10:00 AM MUAS UPDATE 10:30 AM BREAK 10:45 AM FACILITY TOUR 11:15 AM SUAS UPDATE 11:45 AM TMS UPDATE 12:15 PM LUNCH 12:30 PM Q&A PANEL 1:00 PM CLOSING REMARKS 1:15 PM SECURITY CHECK - OUT 1:30 PM SHUTTLE BUS: MUAS TO DEMO SITE MUAS Facility Parking Lot 2:00 PM DEMOS (DRINKS & SNACKS) Demo Airfield 4:00 PM SHUTTLE BUS: DEMO SITE TO HOTEL OCTOBER 5

© 2022 AeroVironment, Inc. – Proprietary Information Slide 7 Wahid Nawabi CEO, President and Chairman AEROVIRONMENT Today and Tomorrow

© 2022 AeroVironment, Inc. – Proprietary Information Slide 8 We support a much larger set of international customers today - 55 countries and growing! We are a truly global company – not just “Simi Valley, CA centric”, but with staff in Germany, UAE, and 7 sites across the USA, plus forward - deployed and in harm’s way with customers and supporting customers Our workforce has doubled from ~600 to over 1200 employees today Our revenues have doubled, allowing R&D investments at record high levels, and outpace competitors The last 5 years have been great, and we have similarly high expectations for the next 5 years Since Investor Day 2018

© 2022 AeroVironment, Inc. – Proprietary Information Slide 9 Our Future State Evolving for our customers Integrated Portfolio of Intelligent, Multi - Domain Robotic Systems for Defense and Commercial Markets o Mission - centric solutions o Operate in the presence of near peer adversaries o Seamlessly integrating robotic systems with humans

© 2022 AeroVironment, Inc. – Proprietary Information Slide 10 AV’s product portfolio is shaped so that we serve our customers as the world’s leading provider of “intelligent, multi - domain robotic systems” We operate different business models - providing hardware solutions & services We have 6 product lines today, geared toward customer success in all domains (SUAS, TMS, MUAS, UGV, HAPS, MW) We stretch from below the waves of Earth’s oceans to the red surface of Mars – going where our customers go and where they can’t Comprehensive Business Strategy

© 2022 AeroVironment, Inc. – Proprietary Information Slide 11 Since Investor Day 2018, Our Evolution Continues Aug 2022 May 2021 Feb 2021 Feb 2021 Jun 2019 VTOL SUAS Pulse Aerospace Lawrence, Kansas AI/ML Autonomy Progeny Systems, ISG Manassas, Virginia MUAS/ CO - CO Svc. Arcturus UAV Petaluma, California UGV/ EOD Telerob Stuttgart, Germany UAS Navigation Planck Aerosystems San Diego, California Added to Our Portfolio

© 2022 AeroVironment, Inc. – Proprietary Information Slide 12 Long - Term Objectives Our aim is to double revenue by increasing: • Our presence internationally to better serve growing customer base • Our investments in R&D • The size of our team and our areas of expertise • The “resiliency” of our solutions (Contested airspace operations) • Our investments in AI & Autonomy And building onto our legacy by: • Expanding our product portfolio & solution offerings to meet customers’ evolving needs • Continuing to have a diverse, talented workforce • Improving our business processes to be “easier to do business with” • Continuing to earn the “Great Place to Work” certification for many years to come • And earning our stakeholder trust and respect each day

© 2022 AeroVironment, Inc. – Proprietary Information Slide 13 Why do we believe this is achievable? The Ukraine war has “awoken” the US and our Allies regarding the seriousness of global threats, especially from Russia and China US DoD & most of our allies’ defense spending should continue to be at healthy and record levels Lots of Positive Trends The Ukraine war has validated again the importance and relevance of drones and loitering munitions. This is a historic shift in mindsets and AV is at the forefront of this revolution! We are well positioned to support our allies and we MUST continue to invest in our solution portfolio.

© 2022 AeroVironment, Inc. – Proprietary Information Slide 14 The future for AeroVironment has never been brighter We have a clear and compelling plan for growth, supporting our growing global customer base We work hard to remain leaders in the markets we serve We are in the middle of our transformation , which is positioning us for decades of continued growth and success supporting our customers We have much to do! Understanding customer needs and effective execution are keys to success In Conclusion one two three four

© 2022 AeroVironment, Inc. – Proprietary Information Slide 15 Where We’re at in Today’s Agenda INVESTOR & ANALYST DAY // AGENDA DAY 2 TIME AGENDA ITEM LOCATION 7:00 AM BREAKFAST Sheraton - Marina Room 8:00 AM SHUTTLE BUS: SHERATON TO PETALUMA FACILITY Sheraton Parking Lot 8:15 AM SECURITY CHECK - IN MUAS Facility 8:45 AM WELCOME 9:00 AM AEROVIRONMENT TODAY & TOMORROW 9:30 AM FINANCIAL UPDATE 10:00 AM MUAS UPDATE 10:30 AM BREAK 10:45 AM FACILITY TOUR 11:15 AM SUAS UPDATE 11:45 AM TMS UPDATE 12:15 PM LUNCH 12:30 PM Q&A PANEL 1:00 PM CLOSING REMARKS 1:15 PM SECURITY CHECK - OUT 1:30 PM SHUTTLE BUS: MUAS TO DEMO SITE MUAS Facility Parking Lot 2:00 PM DEMOS (DRINKS & SNACKS) Demo Airfield 4:00 PM SHUTTLE BUS: DEMO SITE TO HOTEL OCTOBER 5

© 2022 AeroVironment, Inc. – Proprietary Information Slide 16 Kevin McDonnell CFO FINANCIAL UPDATE Long Term Growth Potential

Business Segments Market Outlook

SEGMENT	GLOBAL TAM (1)	OUTLOOK	HIGHLIGHTS
SUAS Group 1/2 UAVs	$1B+	Growing	Global Leader Position in Group 1 – Over $2B of revenue over last 15 years Adding Group 2 to Target Market Multiple New Product Introductions and Add-ons Well Positioned for Future U.S. DOD Programs of Record
MUAS Group 2/3 UAVs	$2B+	Disrupter	Targeting Group 2/3 Leading the way to next generation products Sole Selected for Increment 1 of Future Tactical UAS Program - $1B+ Program Leveraging AV Global Franchise for U.S. and International Sales
TMS Loitering Munitions	$2B+	Growing	Global Leader in Loitering Munitions; Patented "Wave Off" Technology Expanding U.S. DOD Footprint; Authorized to Sell in 20+ Countries Targeting Multiple $1+ Billion Programs Preferred Partner to integrate on aircraft, ground vehicles and ships
HAPS High Altitude Comms	$50B+	Innovating	Goal to deliver stratospheric cell service via solar powered platform Softbank primary customer for telecom application Targeting Large U.S. DOD Opportunities
UGV Unmanned Ground Vehicles	0.5B+	Adapting	Part of Multi-Domain Solutions Benefits from Growing Defense Budgets Globally Positioning for future U.S. DOD programs
MW McCready Works	$2B+	Innovating	Significant Increased Spending for Classified U.S. DOD Programs Center of Excellence for Autonomy and Machine Learning Source of Potential New Products

(1) Data from Renaissance Strategic Advisors, Detecon Consulting and Company Estimates

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© 2022 AeroVironment, Inc. – Proprietary Information

© 2022 AeroVironment, Inc. – Proprietary Information Slide 18 SEGMENT GLOBAL TAM (1) OUTLOOK HIGHLIGHTS SUAS $1B+ Growing o Global Leader Position in Group 1 – Over $2B of revenue over last 15 years o Adding Group 2 to Target Market o Multiple New Product Introductions and Add - ons o Well Positioned for Future U.S. DOD Programs of Record MUAS $2B+ Disrupter o Targeting Group 2/3 o Leading the way to next generation products o Sole Selected for Increment 1 of Future Tactical UAS Program - $1B+ Program o Leveraging AV Global Franchise for U.S. and International Sales TMS $2B+ Growing o Global Leader in Loitering Munitions; Patented “Wave Off” Technology o Expanding U.S. DOD Footprint; Authorized to Sell in 20+ Countries o Targeting Multiple $1+ Billion Programs o Preferred Partner to integrate on aircraft, ground vehicles and ships HAPS $50B+ Innovating o Goal to deliver stratospheric cell service via solar powered platform o Softbank primary customer for telecom application o Targeting Large U.S. DOD Opportunities UGV 0.5B+ Adapting o Part of Multi - Domain Solutions o Benefits from Growing Defense Budgets Globally o Positioning for future U.S. DOD programs MW $2B+ Innovating o Significant Increased Spending for Classified U.S. DOD Programs o Center of Excellence for Autonomy and Machine Learning o Source of Potential New Products Business Segments Market Outlook Group 1/2 UAVs Loitering Munitions Group 2/3 UAVs High Altitude Comms Unmanned Ground Vehicles McCready Works (1) Data from Renaissance Strategic Advisors, Detecon Consulting and Company Estimates Global TAM For AVAV Product Portfolio Has Expanded Significantly Over Last Two Years

© 2022 AeroVironment, Inc. – Proprietary Information Slide 19 ONE Increasing Defense Budgets Globally TWO Increased Demand for Loitering Munitions (TMS) within U.S. DOD THREE Several $1 Billion+ U.S. DOD Program opportunities for Tactical Missiles (TMS), Small UAS (SUAS) and Medium UAS (MUAS) Multiple Growth Drivers Give Confidence in Long Term Outlook Long Term Growth Drivers FOUR Increasing International Demand for TMS and MUAS Products FIVE Upgrades and Replacements for SUAS Installed Base SIX Growth of U.S. DOD Classified Programs driving demand for McCready Works SEVEN Longer Term – the commercialization of HAPS for Telecom and DOD applications

Examples of Large $1 Billion+ Programs on Horizon



TMS

- Long Range Precision Munition (LRPM)
- Optionally Manned Fighting Vehicle (OMFV)
- Ground Organic Precision Strike System (GOPSS)
- Organic Precision Fires-Mounted (OPF-M)
- Organic Precision Fires-Light (OPF-L)



MUAS

- Future Tactical UAS (FTUAS)
- Medium Endurance UAS (MEUAS)
- NAVY ISR



SUAS

- Long Range Reconnaissance (LRR)
- Medium Range Reconnaissance MRR)

AeroVironment is well positioned to compete in each of these programs

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© 2022 AeroVironment, Inc. – Proprietary Information

© 2022 AeroVironment, Inc. – Proprietary Information Slide 21 Potential of Accelerating Growth in Next Five Years Financial Performance (1) Mid - Point of Revenue and Adjusted EBITDA Guidance Range of $490M to $520M for revenue and $82M to $92M for Adjusted EBITDA (2) Adjusted excludes intangible amortization, deal costs, stock - based compensation and other extraordinary items. See Appendix A an d B for Adjusted EBITDA reconciliations. Revenue Growth R&D Investment Adjusted EBITDA % (2) 14% 12% Growth should accelerate with Large Program Wins 12% 10% - 11% R&D Investment will Continue 17% 17% Growth is Priority AVERAGE MID - POINT (1) FY18 - FY22 FY23 LONG TERM

Financial Performance

	AVERAGE FY18-FY22	MID-POINT (1) FY23	LONG TERM
Revenue Growth	14%	12%	Growth should accelerate with Large Program Wins
Adjusted EBITDA % (2)	17%	17%	Growth is Priority

Expect continued double digit organic revenue growth with R&D investment and Adjusted EBITDA percentages in line with historical averages

(1) Mid-Point of Revenue and Adjusted EBITDA Guidance Range of $490M to $520M for revenue and $82M to $92M for Adjusted EBITDA
(2) Adjusted excludes intangible amortization, deal costs, stock-based compensation and other extraordinary items. See Appendix A and B for Adjusted EBITDA reconciliations.

Potential of Accelerating Growth in Next Five Years

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© 2022 AeroVironment, Inc. – Proprietary Information

© 2022 AeroVironment, Inc. – Proprietary Information Slide 23 Where We’re at in Today’s Agenda INVESTOR & ANALYST DAY // AGENDA DAY 2 TIME AGENDA ITEM LOCATION 7:00 AM BREAKFAST Sheraton - Marina Room 8:00 AM SHUTTLE BUS: SHERATON TO PETALUMA FACILITY Sheraton Parking Lot 8:15 AM SECURITY CHECK - IN MUAS Facility 8:45 AM WELCOME 9:00 AM AEROVIRONMENT TODAY & TOMORROW 9:30 AM FINANCIAL UPDATE 10:00 AM MUAS UPDATE 10:30 AM BREAK 10:45 AM FACILITY TOUR 11:15 AM SUAS UPDATE 11:45 AM TMS UPDATE 12:15 PM LUNCH 12:30 PM Q&A PANEL 1:00 PM CLOSING REMARKS 1:15 PM SECURITY CHECK - OUT 1:30 PM SHUTTLE BUS: MUAS TO DEMO SITE MUAS Facility Parking Lot 2:00 PM DEMOS (DRINKS & SNACKS) Demo Airfield 4:00 PM SHUTTLE BUS: DEMO SITE TO HOTEL OCTOBER 5

© 2022 AeroVironment, Inc. – Proprietary Information Slide 24 Gorik Hossepian Vice President and Product Line General Manager Medium Unmanned Aircraft Systems MEDIUM UNMANNED AIRCRAFT SYSTEMS (MUAS) FTUAS Program & Key Technologies

© 2022 AeroVironment, Inc. – Proprietary Information Slide 25 Insert MUAS Video WATCH THE VIDEO HERE

© 2022 AeroVironment, Inc. – Proprietary Information Slide 26 Replacement for RQ - 7B Shadow in US Army brigade combat teams • Seeking VTOL, runway - independent, reduced acoustic signature, easily transportable • Requires at least 6 - hour duration and operating ability out to 100km • More than 500 shadows fielded globally FTUAS Program Purpose Shadow JUMP 20

FTUAS Program Details



Increment 1

- Sole source $8m award for one Jump 20 system ➔ *AV front runner for full program with win*
  - Each system includes 6 air vehicles, ground terminals and control stations
  - Army may field up to 7 additional systems
- Result of more than one year of competitive evaluations using existing proven technologies
- Experience will feed Increment 2 award requirements

Increment 2

- Fields systems that fully comply with FTUAS program requirements
- Separate program from Increment 1 and may have multiple awardees
- Will field systems with additional combat brigades
- Awards expected in next 9-12 months

Final Award

- Expected award in late GFY24 with initial fielding in GFY25
- Total award value of $1B+ over 10 years
- 60+ Brigade Combat Teams in Total

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© 2022 AeroVironment, Inc. – Proprietary Information

FTUAS Program Competitive Advantage

AeroVironment JUMP 20™ is already best in class

- 14+ hour flight duration with operating range of 185 km
- Industry leading payload capacity and range trade-offs
- Market share leader in MEUAS SOCOM contracts
- Over 115,000 operational hours to date

Planck Acquisition improves competitive position

- Necessary technology to meet FTUAS requirements for GPS denied operation
- Opportunities to make better through internal integrations and future developments
- Enables more GNC and Autonomy capabilities+

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© 2022 AeroVironment, Inc. – Proprietary Information

© 2022 AeroVironment, Inc. – Proprietary Information Slide 29 OpTrack Automated Control Engine (ACE) AVEM - Tethered • Real - time, AI/ML - based object detection and geolocation • Deployed with Border Patrol to detect humans on rough terrain • Extended to detect ships, humans in the water, and marine mammals • Enabling technology for deployment of organic sUAS on vessels & vehicles • Vision - based precision launch, tracking and landing • GPS optional • Fully - integrated, persistent aerial sensor system for moving vehicles/vessels • GPS denied, RF silent • Up to 100ft altitude, 20 mph cross winds Planck Aerosystems - Products

Vision-Based Launch & Landing





Planck Aerosystems
Automated Control Engine (ACE)

Utilizes AprilTags for a visual fiducial navigation system

- Developed originally for mobile-landing applications
- Reworked to provide a position solution from a fixed target reference



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© 2022 AeroVironment, Inc. – Proprietary Information

© 2022 AeroVironment, Inc. – Proprietary Information Slide 31 o Enables ship - based ISR/SAR o Maritime logistics: Ship/Shore, Ship/Ship o Integrates with USN/NATO flight decks o Automated SAR when integrated with OpTrack ACE & JUMP 20: Maritime Operations

Air-Launched Effects Concepts







Switchblade® 300

- Under-wing launch of SB300 from standard launch tube

Switchblade® 600

- Early concept modeling for under-belly, internal, and under-wing mounts

Hatchet & BMS

- Interior air-drop from standard deploy mechanism

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© 2022 AeroVironment, Inc. – Proprietary Information

© 2022 AeroVironment, Inc. – Proprietary Information Slide 33 Insert SB300 J20 Video WATCH THE VIDEO HERE

© 2022 AeroVironment, Inc. – Proprietary Information Slide 34 FACILITY TOUR Please leave all electronic devices in this room. Photos and videos prohibited.

© 2022 AeroVironment, Inc. – Proprietary Information Slide 35 Where We’re at in Today’s Agenda INVESTOR & ANALYST DAY // AGENDA DAY 2 TIME AGENDA ITEM LOCATION 7:00 AM BREAKFAST Sheraton - Marina Room 8:00 AM SHUTTLE BUS: SHERATON TO PETALUMA FACILITY Sheraton Parking Lot 8:15 AM SECURITY CHECK - IN MUAS Facility 8:45 AM WELCOME 9:00 AM AEROVIRONMENT TODAY & TOMORROW 9:30 AM FINANCIAL UPDATE 10:00 AM MUAS UPDATE 10:30 AM BREAK 10:45 AM FACILITY TOUR 11:15 AM SUAS UPDATE 11:45 AM TMS UPDATE 12:15 PM LUNCH 12:30 PM Q&A PANEL 1:00 PM CLOSING REMARKS 1:15 PM SECURITY CHECK - OUT 1:30 PM SHUTTLE BUS: MUAS TO DEMO SITE MUAS Facility Parking Lot 2:00 PM DEMOS (DRINKS & SNACKS) Demo Airfield 4:00 PM SHUTTLE BUS: DEMO SITE TO HOTEL OCTOBER 5

© 2022 AeroVironment, Inc. – Proprietary Information Slide 36 Trace Stevenson Vice President and Product Line General Manager Small Unmanned Aircraft Systems SMALL UNMANNED AIRCRAFT SYSTEMS (SUAS) Next Gen Needs for Near Peer Conflicts

Evolving AeroVironment's Portfolio

Legacy AV Fixed Wing FoS


PUMA LE
PUMA 3 AE RQ-20
RAVEN RQ-11
WASP AE
RQ-12

- Reliable, Proven Group 1/2 sUAS
- Common User Interface and GCS
- Hand launched, fixed wing vehicles
- Custom high-performance payloads
- Gov't waveform DDL radios

Future AV eVTOL FoS

Future Systems



Puma VTOL



Vapor 55 MX

- Build and Expand on Legacy FoS to provide full suite of solutions across Groups 1-2
- Portable, Modular, Denied Environment Multi-payload
- Adaptable communications architecture supporting DDL / MANET / others

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© 2022 AeroVironment, Inc. – Proprietary Information

Future System Product Philosophy

Enable the mounted or dismounted soldier to transport a system, quickly deploy, and easily control a medium/long endurance multi-payload VTOL UAS

Key Performance Areas

EO/IR capability – take the best performance video capability and build around that

Endurance – Increased performance to match customer needs

Contested environment capabilities – GPS denied NAV/robust RF comms for contested missions

VTOL – Easier take-off and landing, especially in confined spaces

Autonomy – Hardware to support development and integration of future autonomy improvements such as target detection and classification, improved GPS denied navigation, etc. Reduce

Develop flexible product architecture for the future

Modular payload compatible (ISR, comm relay, SIGINT, etc.)

Versatile communications architecture

High Portability – Minimal pack-out for mounted operations (Humvee, RHIB, Helicopter, SUV)

Scalable architecture to enable lower-cost versions for commercial applications and high-performance versions for military customers

Expandable autonomy architectures

Current SUAS + VTOL + RF/GPS Denied + Autonomy to meet current, emerging and adjacent market needs

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© 2022 AeroVironment, Inc. – Proprietary Information

© 2022 AeroVironment, Inc. – Proprietary Information Slide 39 VTOL Benefits No launch mechanism needed – launch anywhere in any environment ideal for confined environments No runway or open space required for launch and recovery Maintains all - weather capability – minus water landing

Autonomy Process & Benefits


Onboard Monitoring & Response
Flight Telemetry
Actionable Data
Fleet Manager
Data Processing
Cloud Server
Machine Learning
Feedback
Maintenance Planning

Reduce Cognitive Load on Operator

- Pre-planned Mission Execution
- Execution with and without Comms Link
- Target Tracking with Flightpath Updates
- Automatic Response to Emergencies

Aircraft Health Monitoring

- Detect anomalies before mishaps occur
- Use learning algorithms for post-mission data review
- Embed algorithms onboard for live telemetry processing

Addresses Evolving Customer Needs By Investing in Autonomy

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© 2022 AeroVironment, Inc. – Proprietary Information

© 2022 AeroVironment, Inc. – Proprietary Information Slide 41 WATCH THE VIDEO HERE

VAPOR® 55 MX Mission Options





Expeditionary Scout

Forward operator, mechanized insertion, day or night reconnaissance



Payload Delivery

Ideal for emergency response operations. Deliver life-saving equipment in challenging environments



Mapping / Inspection

Provide detailed position data and imagery to inspect infrastructure



Maritime Patrol

Provide perch and stare capability to inspect infrastructure



Small Munition Firing

Provide the ability to carry munitions and hit targets in defilade, perform BDA and then reload and do it again.

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© 2022 AeroVironment, Inc. – Proprietary Information

© 2022 AeroVironment, Inc. – Proprietary Information Slide 43 NEW PUMA ACCESSORY

© 2022 AeroVironment, Inc. – Proprietary Information Slide 44 New Accessory Visual Navigation System Determines Precise Location without relying on GPS – accurately navigate in GPS denied environments Upgrade kit for Puma 2/3 AE SUAS includes suite of down - looking sensors that gather imagery and compute modules to determine location System transitions to and from GPS - denied navigation mode automatically without operator input System will enable future advanced navigational capabilities through future updates

© 2022 AeroVironment, Inc. – Proprietary Information Slide 45 Where We’re at in Today’s Agenda INVESTOR & ANALYST DAY // AGENDA DAY 2 TIME AGENDA ITEM LOCATION 7:00 AM BREAKFAST Sheraton - Marina Room 8:00 AM SHUTTLE BUS: SHERATON TO PETALUMA FACILITY Sheraton Parking Lot 8:15 AM SECURITY CHECK - IN MUAS Facility 8:45 AM WELCOME 9:00 AM AEROVIRONMENT TODAY & TOMORROW 9:30 AM FINANCIAL UPDATE 10:00 AM MUAS UPDATE 10:30 AM BREAK 10:45 AM FACILITY TOUR 11:15 AM SUAS UPDATE 11:45 AM TMS UPDATE 12:15 PM LUNCH 12:30 PM Q&A PANEL 1:00 PM CLOSING REMARKS 1:15 PM SECURITY CHECK - OUT 1:30 PM SHUTTLE BUS: MUAS TO DEMO SITE MUAS Facility Parking Lot 2:00 PM DEMOS (DRINKS & SNACKS) Demo Airfield 4:00 PM SHUTTLE BUS: DEMO SITE TO HOTEL OCTOBER 5

© 2022 AeroVironment, Inc. – Proprietary Information Slide 46 Brett Hush Vice President and Product Line General Manager Tactical Missile Systems TACTICAL MISSILE SYSTEMS (TMS) Family of Loitering Munitions

Family of Loitering Munitions



Switchblade® 300

Man packable

Multi-pack Launcher

In Production for over decade

Built over 5,000

Integrates with ships, aircraft, and ground vehicles



Blackwing

Launched from US Navy

Submarines

In production



Switchblade® 600

Man portable,

In production

Integrates with ships, aircraft, and ground vehicles



Jackal

Air Launched,

sprint-loiter,

teamed with NGC,

in development

Award expected GFY24

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© 2022 AeroVironment, Inc. – Proprietary Information

© 2022 AeroVironment, Inc. – Proprietary Information Slide 48 WATCH THE VIDEO HERE

© 2022 AeroVironment, Inc. – Proprietary Information Slide 49 Soldier Portable All - in - one, man portable missile system provides the warfighter with increased mission capabilities Minimized Soldier burden, light weight man portable mission system Self - contained units enable portable, fast - response launch flexibility from its stowed configuration Time Sensitive Quick response to troops in contact and/or fleeting targets, ready to fire 2 minutes (SB300) and 10 minutes (SB600) Enables ground teams to dictate the terms of target engagement. Maintain direct oversight and situational awareness across complex battlespace without external ISR or fire assets support. Precision Strike FCU with target lock - on capability ensures precision strike. Missile tracks changes in angle, range, and sudden movement of designated target with no further operator input. Optimized EO/IR camera with processing and image stabilization automatically tracks and continually adjusts. Operator - in - the - loop Wave - off/Recommit – operator is capable of aborting up to four seconds before impact. Operator may re - engage same or new targets multiple times. Intuitive tablet FCU offers manual or automated flight control for accuracy of mission execution. Low Collateral Damage Wave - off capability enables operator to cancel an engagement mid - flight, reducing non - combatant or collateral damage effects. Ability to loiter before striking, allowing operators to more precisely detect, track and engage appropriate targets. Switchblade ® Loitering Missiles

© 2022 AeroVironment, Inc. – Proprietary Information Slide 50 SPECS Wingspan and Length 27 in (68.6 cm) 19.5 in (49.5 cm) Weight 5.5 lb (2.5 kg) Link Range 10 km Standard GCS Endurance 15 minutes Speed Cruise: 63 mph (24 kts ) Dash: 100 mph (41 kts ) Total Payload Capacity Modular payload bay ..87 lb (395 gm) Operating Altitude Below 500 ft AGL (ceiling >15,000 ft MSL) Launch Platforms Self contained ground launch and multipack Effects on Target Anti - Personnel Effects SWITCHBLADE ® 300 KEY CAPABILITIES Battle - proven beyond line - of - sight precision strike loitering munition Small size, light weight, backpackable, up to 3 across in medium rucksack One - person operation, rapidly deployable in < 2 minutes Advanced munition, low collateral damage, patented wave - off/recommit Ruggedized Fire Control Unit (FCU), mission planner laptop, training simulator Onboard image tracker, supports day and night operations Full motion video streamed to FCU over encrypted digital data link

LOITER OR DIRECT ATTACK
Launch Multiple AURs
Defeat Multiple Targets
Switchblade
Munition Operator
Behind Cover
Wave Off
Eliminate Fuel Truck Payload
Disable Engine Compartment
Portable <12lbs
Rapid Engagement <2 min
Target ID or Orbit
Target Lock and Engage
Wave Off or Arm
Re-engage or Destroy

Slide 51
© 2022 AeroVironment, Inc. – Proprietary Information

© 2022 AeroVironment, Inc. – Proprietary Information Slide 52 SENSOR - TO - SHOOTER

© 2022 AeroVironment, Inc. – Proprietary Information Slide 53 SPECS AUR Dimensions Length: 60 in Diameter: 7.55 in System Weight System: 120 lb (54.4 kg) 1 AUR, 1 FCS Link Range Threshold: 40 km Objective: 90+ km Endurance 40+ Min Speed Cruise: 70 mph Dash: 115 mph Total Payload Capacity 7 lb (3.17 kg) Anti - Armor Munition Operating Altitude 650 ft AGL nominal (ceiling 15,000 ft MSL) Launch Platforms Self contained launcher for ground, air, and maritime Effects on Target Anti - Armor and Anti - Personnel Effects KEY CAPABILITIES Man portable, quick setup shoot and move Target ID - capable beyond 2 km All - in - one RSTA and NLOS precision strike with network integration capability Anti - armor EFP warhead and blast frag with patented wave - off/recommit High - Performance Optics – 2 axis EO/IR gimbal for Day/Night Operations AES - 256 encrypted digital C2 and SAASM GPS with DDL handoff capability Touch Tablet C2, mission planning, integrated training sim and mission record Man portable, quick setup shoot and move SWITCHBLADE ® 600

© 2022 AeroVironment, Inc. – Proprietary Information Slide 54

© 2022 AeroVironment, Inc. – Proprietary Information Slide 55 ®

Northrop Grumman Jackal

Response to Army Program-of-Record (POR) to develop Long Range Precision Munition (LRPM)

- Increase standoff distances of soldiers and aircraft/helicopters
- Operate in Anti-access, Area-denial (A2AD) and GPS/PNT denied environments
- 3-5 year development cycle beginning this GFY



AeroVironment and Northrop partnering on program

- Jackal is a turbojet loitering munition
- Provides extended range at tactically relevant speeds combined with ability to loiter near targets
- Supports multiple warheads, ISR, and EW payloads

Slide 56

© 2022 AeroVironment, Inc. – Proprietary Information

© 2022 AeroVironment, Inc. – Proprietary Information Slide 57 Where We’re at in Today’s Agenda INVESTOR & ANALYST DAY // AGENDA DAY 2 TIME AGENDA ITEM LOCATION 7:00 AM BREAKFAST Sheraton - Marina Room 8:00 AM SHUTTLE BUS: SHERATON TO PETALUMA FACILITY Sheraton Parking Lot 8:15 AM SECURITY CHECK - IN MUAS Facility 8:45 AM WELCOME 9:00 AM AEROVIRONMENT TODAY & TOMORROW 9:30 AM FINANCIAL UPDATE 10:00 AM MUAS UPDATE 10:30 AM BREAK 10:45 AM FACILITY TOUR 11:15 AM SUAS UPDATE 11:45 AM TMS UPDATE 12:15 PM LUNCH 12:30 PM Q&A PANEL 1:00 PM CLOSING REMARKS 1:15 PM SECURITY CHECK - OUT 1:30 PM SHUTTLE BUS: MUAS TO DEMO SITE MUAS Facility Parking Lot 2:00 PM DEMOS (DRINKS & SNACKS) Demo Airfield 4:00 PM SHUTTLE BUS: DEMO SITE TO HOTEL OCTOBER 5

© 2022 AeroVironment, Inc. – Proprietary Information Slide 58 Where We’re at in Today’s Agenda INVESTOR & ANALYST DAY // AGENDA DAY 2 TIME AGENDA ITEM LOCATION 7:00 AM BREAKFAST Sheraton - Marina Room 8:00 AM SHUTTLE BUS: SHERATON TO PETALUMA FACILITY Sheraton Parking Lot 8:15 AM SECURITY CHECK - IN MUAS Facility 8:45 AM WELCOME 9:00 AM AEROVIRONMENT TODAY & TOMORROW 9:30 AM FINANCIAL UPDATE 10:00 AM MUAS UPDATE 10:30 AM BREAK 10:45 AM FACILITY TOUR 11:15 AM SUAS UPDATE 11:45 AM TMS UPDATE 12:15 PM LUNCH 12:30 PM Q&A PANEL 1:00 PM CLOSING REMARKS 1:15 PM SECURITY CHECK - OUT 1:30 PM SHUTTLE BUS: MUAS TO DEMO SITE MUAS Facility Parking Lot 2:00 PM DEMOS (DRINKS & SNACKS) Demo Airfield 4:00 PM SHUTTLE BUS: DEMO SITE TO HOTEL OCTOBER 5

© 2022 AeroVironment, Inc. – Proprietary Information Slide 59 Wahid Nawabi // CEO, Chairman & President Kevin McDonnell // Sr. Vice President & Chief Financial Officer Gorik Hossepian // Vice President and Product Line General Manager of Medium Unmanned Aircraft Systems Trace Stevenson // Vice President and Product Line General Manager of Small Unmanned Aircraft Systems Brett Hush // Vice President and Product Line General Manager of Tactical Missile Systems Q&A Panelists

© 2022 AeroVironment, Inc. – Proprietary Information Slide 60 Where We’re at in Today’s Agenda INVESTOR & ANALYST DAY // AGENDA DAY 2 TIME AGENDA ITEM LOCATION 7:00 AM BREAKFAST Sheraton - Marina Room 8:00 AM SHUTTLE BUS: SHERATON TO PETALUMA FACILITY Sheraton Parking Lot 8:15 AM SECURITY CHECK - IN MUAS Facility 8:45 AM WELCOME 9:00 AM AEROVIRONMENT TODAY & TOMORROW 9:30 AM FINANCIAL UPDATE 10:00 AM MUAS UPDATE 10:30 AM BREAK 10:45 AM FACILITY TOUR 11:15 AM SUAS UPDATE 11:45 AM TMS UPDATE 12:15 PM LUNCH 12:30 PM Q&A PANEL 1:00 PM CLOSING REMARKS 1:15 PM SECURITY CHECK - OUT 1:30 PM SHUTTLE BUS: MUAS TO DEMO SITE MUAS Facility Parking Lot 2:00 PM DEMOS (DRINKS & SNACKS) Demo Airfield 4:00 PM SHUTTLE BUS: DEMO SITE TO HOTEL OCTOBER 5

© 2022 AeroVironment, Inc. – Proprietary Information Slide 61 Wahid Nawabi CEO, President and Chairman CLOSING REMARKS

© 2022 AeroVironment, Inc. – Proprietary Information Slide 62 Our Last 5 Years have been great We Have Very Attractive Opportunities in front of us We are Well Positioned to capitalize on these opportunities We Have High Expectations for ourselves and our teams We are Committed to strong returns for shareholders Today’s Key Messages

Demo Products You will See

- Intro of Field Operations Team
- Puma AE flight demonstration
  - Cover standard Puma AE and Puma LE use cases
  - Discuss VNS capabilities and use cases
  - Demonstrate how Sensor to Shooter operates
- UGV demonstration with Telemax Evo Plus
  - Demonstrate ease of control to search a car
- Raven i23D
  - Discuss rapid deployment capabilities
  - Ground side by side comparison of i23 to i23D demonstration

Slide 63
© 2022 AeroVironment, Inc. – Proprietary Information
AV AeroVironment

© 2022 AeroVironment, Inc. – Proprietary Information Slide 64 Time for security check - out and shuttle bus to demo field

© 2022 AeroVironment, Inc. – Proprietary Information Slide 65 APPENDIX A – Historical GAAP to NON - GAAP Reconciliation of Adjusted EBITDA FY18 FY19 FY20 FY21 FY22 Net income from continued operations 21,750 $ 41,912 $ 41,339 $ 23,331 $ (4,188) $ Interest Expense (Income)/net (2,240) (4,672) (4,828) 618 5,440 Tax provision / (benefit) 9,800 4,641 5,848 539 (10,369) Depreciation and amortization (1) 5,982 7,669 9,888 19,262 60,825 EBITDA (Non-GAAP) 35,292 $ 49,550 $ 52,247 $ 43,750 $ 51,708 $ FV Step-up amortization incl. in loss of disposal of PP&E — — — — 1,280 Cloud Amortization — — — — 339 Stock-based compensation 4,956 6,985 6,227 6,932 5,390 Acquisition-related expenses 1,238 — 1,049 7,982 4,853 Equity method investment activity (216) 3,944 5,487 10,481 (4,589) Non-controlling interest — (19) (4) 14 3 One-time (gains)/losses, net — (3,602) — — — Legal accrual related to our former EES business — — — 9,300 10,000 Sale of ownership in HAPSMobile JV — — — — (6,383) Adjusted EBITDA (Non-GAAP) 41,315 $ 56,858 $ 65,006 $ 78,459 $ 62,601 $ (1) as reported

© 2022 AeroVironment, Inc. – Proprietary Information Slide 66 APPENDIX B – FY23 Forecasted GAAP to NON - GAAP Reconciliation of Adjusted EBITDA (in millions) Net income (loss) $ 11 - 18 Interest expense, net 5 Benefit from income taxes (4) - (1) Depreciation and amortization 60 EBITDA (Non-GAAP) 72 - 82 Stock-based compensation 8 Equity method investment loss (gain) 1 Acquisition-related expenses 1 Adjusted EBITDA (Non-GAAP) $ 82 - 92 Fiscal year ending April 30, 2023

© 2022 AeroVironment, Inc. – Proprietary Information Slide 67 October 5, 2022 INVESTOR DAY 2022 Beyond the Horizon